UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2005

                          GAMMACAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-32835
                            (Commission File Number)

                                   33-0956433
                        (IRS Employer Identification No.)

                  11 Ben Gurion St., 54100 Givat Shmuel, Israel
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code: 972 3 5774475

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

On June 2, 2005, Dan J. Gelvan resigned as Chief Executive Officer of Gammacan International, Inc. (the "Company"), and our subsidiary, Gammacan, Ltd., effective as of July 2, 2005. Dr. Gelvan cited personal reasons for his resignation.

On June 6, 2005, the Company and Gammacan, Ltd. appointed Vered Caplan as acting Chief Executive Officer of both companies, effective July 2, 2005. Ms. Caplan owns approximately 15% of the outstanding common stock of the Company. Ms. Caplan has been Vice President of Business Development for the Company since February 2005. Ms. Caplan will devote approximately 70% of her business time to the affairs of the Company. In April 2000, Ms. Caplan formed a product and business development company for the life sciences industry, Insight Medical Lighting, for which she served as a Director. In November 2001, Ms. Caplan took ownership of the entire company and renamed it PBD Ltd. (Promedic Business Development). PBD has provided regulatory, clinical trial and business development consulting services to a number of medical device, healthcare and biotechnology companies. In December 2002, Ms. Caplan was the founder and appointed a Director of Serapis Biotech LTD., a biotechnology company focused on identifying compounds for membrane receptors. Serapis Biotech Ltd. is the Israeli subsidiary of Serapis Technologies, Inc.. Ms. Caplan was also appointed a Director of Serapis Technologies, Inc. in January 2003 and to date, still holds these positions. She also founded, in December 2002, and was appointed a Director of Cygnus Biotechnology Inc., in additional she was appointed a Director of its subsidiary Cygnus Biotech Ltd., a biotechnology company focused on intracellular protein mapping-based genetic molecular technology, in January 2003. The foregoing information concerning prior business experience was provided to the Company by Ms. Caplan.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GAMMACAN INTERNATIONAL, INC.


Date: June 8, 2005                      By: /s/ DAN J. GELVAN
                                           -----------------------
                                                Dan J. Gelvan,
                                                Chief Executive Officer


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